Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BGC Partners, Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof, each of Howard W. Lutnick, Chairman of the Board and Chief Executive Officer of the Company, and Anthony Graham Sadler, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/S/ HOWARD W. LUTNICK		/S/ A. GRAHAM SADLER
Name:	Howard W. Lutnick	Name:	Anthony Graham Sadler
Title:	Chairman of the Board and Chief Executive Officer	Title:	Chief Financial Officer

Date: March 11, 2013